UNITES STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2016

NEPHROS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	001-32288 (Commission File Number)	13-3971809 (IRS Employer Identification No.)

41 Grand Avenue, River Edge, New Jersey 07661
(Address of principal executive offices, including ZIP code)

(201) 343-5202
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed by Nephros, Inc. (the “Company”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission on June 7, 2016 (the “Prior Report”), on June 3, 2016, the Company entered into a Note and Warrant Purchase Agreement (the “Purchase Agreement”) with certain accredited investors pursuant to which it sold an aggregate principal amount of $807,000 of its 11% Unsecured Promissory Notes (the “Notes”) and five-year warrants to purchase an aggregate of 1,614,000 shares of the Company’s common stock at an exercise price of $0.30 per share (the “Warrants”). On June 9, 2016, the Company conducted a second closing under the Purchase Agreement with additional purchasers pursuant to which the Company issued an additional $380,000 principal amount of Notes and Warrants to purchase 720,000 shares of the Company’s common stock. Between the June 3 and June 9, 2016 closings, the Company issued Notes having an aggregate principal amount of $1,187,000 and Warrants to purchase an aggregate of 2,374,000 shares of common stock.

The Notes and Warrants issued on June 9, 2016, have identical terms and conditions as those issued by the Company under the Purchase Agreement on June 3, 2016. Descriptions of the terms of the Notes, Warrants and Purchase Agreement are set forth under Item 1.01 of the Prior Report, which is hereby incorporated by reference herein. The descriptions of the Notes, Warrants and Purchase Agreement do not purport to be a complete description of the rights and obligations of the parties thereunder and are qualified in their entirety by reference to the full text of such documents, which are filed as Exhibits 4.1, 4.2 and 10.1 to this Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement or a Registrant.

The disclosures set forth in Item 1.01 of this Current Report on Form 8-K are hereby incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosures set forth in Item 1.01 of this Current Report on Form 8-K are hereby incorporated by reference into this Item 3.02.

The offer and sale of Notes and Warrants pursuant to the terms of the Purchase Agreement constituted a private placement under Section 4(2) of the Securities Act of 1933, as amended, in accordance with Regulation D promulgated thereunder.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Unsecured Promissory Note issued June 3 and 9, 2016.

4.2	Form of Common Stock Purchase Warrant issued June 3 and 9, 2016.

10.1	Form of Note and Warrant Purchase Agreement entered into on June 3, 2016, between the Company and the purchasers of the Notes and Warrants sold by the Company on June 3 and 9, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Nephros, Inc.

Dated: June 14, 2016	By:	/s/ Daron Evans
Daron Evans
President & Chief Executive Officer

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Index to Exhibits Filed with this Report

Exhibit No.	Description
4.1	Form of Unsecured Promissory Notes issued June 3 and 9, 2016.

4.2	Form of Common Stock Purchase Warrant issued June 3 and 9, 2016.

10.1	Form of Note and Warrant Purchase Agreement entered into on June 3, 2016, between the Company and the purchasers of the Notes and Warrants sold by the Company on June 3 and 9, 2016.

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